UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05715
                                                    ---------------

             The Gabelli Convertible and Income Securities Fund Inc.
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
          ------------------------------------------------------------
                     (Name and address of agent for service)


       registrant's telephone number, including area code: 1-800-422-3554
                                                          ---------------

                      Date of fiscal year end: December 31
                                              ------------

                   Date of reporting period: December 31, 2005
                                            ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                                               [LOGO]
                                                               THE GABELLI
                                                               CONVERTIBLE AND
                                                               INCOME SECURITIES
                                                               FUND INC.

            THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

                                  Annual Report
                                December 31, 2005
TO OUR SHAREHOLDERS,

      The Sarbanes-Oxley Act requires a fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

      Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

      Enclosed are the audited financial statements and the investment portfolio as of December 31, 2005.

COMPARATIVE RESULTS

--------------------------------------------------------------------------------

              AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2005 (A)
              ----------------------------------------------------

                                                                                                                           SINCE
                                                                                                                         INCEPTION
                                                      QUARTER       1 YEAR      3 YEAR      5 YEAR  10 YEAR   15 YEAR     (7/3/89)
                                                      -------       ------      ------      ------  -------   -------     --------
GABELLI CONVERTIBLE & INCOME SECURITIES FUND
  NAV RETURN (b) ................................      (0.61)%       5.36%       7.69%       4.59%    5.85%     7.37%       7.46%
  INVESTMENT RETURN (c) .........................      (4.44)        4.45       10.02        8.06     7.20       N/A(d)     7.73(d)

S&P 500 Index ...................................       2.08         4.91       14.38        0.54     9.07     11.51       11.02
Lipper Convertible Securities Fund Average ......       0.80         2.81       12.31        4.10     8.38     10.97        9.65

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END.

      PERFORMANCE FIGURES FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE S&P 500 INDEX IS AN UNMANAGED INDICATOR OF STOCK MARKET PERFORMANCE. THE LIPPER AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF OPEN-END MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY. DIVIDENDS ARE CONSIDERED REINVESTED.

(b) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN NET ASSET VALUE ("NAV"), REINVESTMENT OF DISTRIBUTIONS AT NAV ON THE EX-DIVIDEND DATE, ADJUSTMENTS FOR RIGHTS OFFERINGS AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN IS BASED ON AN INITIAL NET ASSET VALUE OF $10.00.

(c) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE NEW YORK STOCK EXCHANGE, REINVESTMENT OF DISTRIBUTIONS, AND ADJUSTMENTS FOR RIGHTS OFFERINGS. SINCE INCEPTION RETURN BASED ON AN INITIAL OFFERING PRICE OF $11.25.

(d) THE FUND CONVERTED TO CLOSED-END STATUS ON MARCH 31, 1995 AND HAD NO OPERATING HISTORY ON THE NEW YORK STOCK EXCHANGE PRIOR TO THAT DATE.

--------------------------------------------------------------------------------

                                                Sincerely yours,


                                                /s/ Bruce N. Alpert

                                                Bruce N. Alpert
                                                President

February 13, 2006

            THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                   SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2005:

U.S. Government Obligations ..........................................     17.8%
Energy and Utilities .................................................     10.4%
Communications Equipment .............................................      8.8%
Automotive: Parts and Accessories ....................................      7.4%
Financial Services ...................................................      5.9%
Food and Beverage ....................................................      5.9%
Business Services ....................................................      5.6%
Broadcasting .........................................................      5.0%
Health Care ..........................................................      4.8%
Aerospace ............................................................      3.7%
Hotels and Gaming ....................................................      3.4%
Computer Software and Services .......................................      2.9%
Aviation: Parts and Services .........................................      2.5%
Diversified Industrial ...............................................      2.5%
Wireless Communications ..............................................      2.3%
Telecommunications ...................................................      1.7%
Cable and Satellite ..................................................      1.6%
Real Estate ..........................................................      1.3%
Equipment and Supplies ...............................................      1.2%
Transportation .......................................................      1.1%
Retail ...............................................................      1.0%
Metal and Mining .....................................................      0.8%
Entertainment ........................................................      0.7%
Cable ................................................................      0.6%
Consumer Products ....................................................      0.4%
Consumer Services ....................................................      0.4%
Automotive ...........................................................      0.1%
Computer Hardware ....................................................      0.1%
Manufactured Housing and Recreational Vehicles .......................      0.1%
                                                                          -----
                                                                          100.0%
                                                                          =====

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC. (THE "FUND") FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED SEPTEMBER 30, 2005. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUND AT 800-GABELLI (800-422-3554). THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PROXY VOTING: The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities are available without charge, upon request, (i) by calling 800-GABELLI (800-422-3554); (ii) by writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) by visiting the Securities and Exchange Commission's website at www.sec.gov.

            THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                            SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

  PRINCIPAL                                                                                                    MARKET
   AMOUNT                                                                                   COST                VALUE
------------                                                                            ------------        ------------
                 CONVERTIBLE CORPORATE BONDS -- 36.8%
                 AEROSPACE -- 3.0%
$    830,000     GenCorp Inc., Sub. Deb. Cv.,
                   5.750%, 04/15/07 ............................................        $    817,205        $    904,700
   3,692,000     Kaman Corp., Sub. Deb. Cv.,
                   6.000%, 03/15/12 ............................................           3,537,695           3,521,245
                                                                                        ------------        ------------
                                                                                           4,354,900           4,425,945
                                                                                        ------------        ------------
                 AUTOMOTIVE: PARTS AND ACCESSORIES -- 6.1%
   3,000,000     Pep Boys - Manny, Moe & Jack, Cv.,
                   4.250%, 06/01/07 ............................................           2,988,880           2,928,750
   6,900,000     Standard Motor Products
                   Inc., Sub. Deb. Cv.,
                   6.750%, 07/15/09 ............................................           5,756,363           5,899,500
                                                                                        ------------        ------------
                                                                                           8,745,243           8,828,250
                                                                                        ------------        ------------
                 BROADCASTING -- 4.3%
                 Sinclair Broadcast Group
                   Inc., Sub. Deb. Cv.,
   5,000,000       6.000%, 09/15/12 ............................................           4,099,108           4,381,250
   2,200,000       4.875%, 07/15/18 ............................................           2,093,649           1,916,750
                                                                                        ------------        ------------
                                                                                           6,192,757           6,298,000
                                                                                        ------------        ------------
                 BUSINESS SERVICES -- 5.3%
     900,000     BBN Corp., Sub. Deb. Cv.,
                   6.000%, 04/01/12+ (a)(e) ....................................             882,893                   0
   3,000,000     Franklin Resources Inc., Cv.,
                   Zero Coupon, 05/11/31 .......................................           1,870,234           2,662,500
   1,200,000     Navistar Financial Corp., Sub.
                   Deb. Cv., 4.750%, 04/01/09 ..................................           1,141,401           1,080,000
                 Trans-Lux Corp.,
                   Sub. Deb. Cv.,
   2,600,000       8.250%, 03/01/12 ............................................           2,517,832           2,522,000
   1,500,000       7.500%, 12/01/06 ............................................           1,500,000           1,496,250
                                                                                        ------------        ------------
                                                                                           7,912,360           7,760,750
                                                                                        ------------        ------------
                 CABLE -- 0.6%
     400,000     Adelphia Communications
                   Corp., Sub. Deb. Cv.,
                   3.250%, 05/01/21+ (e) .......................................             127,000               8,000
     800,000     Charter Communications Inc.,
                   Cv., 4.750%, 06/01/06 .......................................             711,483             796,000
     100,000     Mediacom Communications
                   Corp., Cv., 5.250%,
                   07/01/06 ....................................................             100,000             100,125
                                                                                        ------------        ------------
                                                                                             938,483             904,125
                                                                                        ------------        ------------
                 COMMUNICATIONS EQUIPMENT -- 7.6%
   2,600,000     Agere Systems Inc., Sub. Deb
                   Cv., 6.500%, 12/15/09 .......................................           2,655,276           2,570,750
   2,000,000     Lucent Technologies Inc., Sub.
                   Deb. Cv., 8.000%, 08/01/31 ..................................           2,042,586           2,040,000
   4,700,000     Nortel Networks Corp., Cv.,
                   4.250%, 09/01/08 ............................................           4,544,306           4,429,750
   2,000,000     TriQuint Semiconductor Inc.,
                   Sub. Deb. Cv.,
                   4.000%, 03/01/07 ............................................           1,968,007           1,962,500
                                                                                        ------------        ------------
                                                                                          11,210,175          11,003,000
                                                                                        ------------        ------------
                 CONSUMER PRODUCTS -- 0.1%
     100,000     Church & Dwight Co. Inc., Deb. Cv.,
                   5.250%, 08/15/33 (b) ........................................             100,000             120,875
                                                                                        ------------        ------------

  PRINCIPAL                                                                                                    MARKET
   AMOUNT                                                                                   COST                VALUE
------------                                                                            ------------        ------------
                 DIVERSIFIED INDUSTRIAL -- 0.5%
$  1,400,000     Roper Industries Inc., Cv.,
                   1.481%, 01/15/34 ............................................        $    685,724        $    773,500
                                                                                        ------------        ------------
                 ELECTRONICS -- 0.0%
      10,000     Artesyn Technologies
                   Inc., Sub. Deb. Cv.,
                   5.500%, 08/15/10 (b) ........................................              10,508              14,075
                                                                                        ------------        ------------
                 ENERGY AND UTILITIES -- 1.7%
     500,000     Devon Energy Corp., Deb
                   Cv., 4.950%, 08/15/08 .......................................             499,816             578,125
   1,200,000     Mirant Corp., Deb. Cv.,
                   2.500%, 06/15/21+ (e) .......................................             799,473           1,290,750
     257,000     Moran Energy Inc., Sub. Deb
                   Cv., 8.750%, 01/15/08 .......................................             185,871             253,145
     400,000     Unisource Energy Corp., Cv.,
                   4.500%, 03/01/35 (b) ........................................             403,518             402,000
                                                                                        ------------        ------------
                                                                                           1,888,678           2,524,020
                                                                                        ------------        ------------
                 EQUIPMENT AND SUPPLIES -- 1.1%
   1,500,000     Robbins & Myers Inc.,
                   Sub. Deb. Cv.,
                   8.000%, 01/31/08 ............................................           1,505,145           1,535,625
                                                                                        ------------        ------------
                 FINANCIAL SERVICES -- 0.4%
     500,000     Conseco Inc., Cv.,
                   3.500%, 09/30/35 (b) ........................................             510,018             533,125
                                                                                        ------------        ------------
                 HEALTH CARE -- 0.7%
   1,000,000     IVAX Corp., Sub. Deb. Cv.,
                   4.500%, 05/15/08 ............................................             960,857           1,012,500
     150,000     Sabratek Corp., Sub. Deb. Cv.,
                   6.000%, 04/15/06+ (a)(e) ....................................              84,763                   0
                                                                                        ------------        ------------
                                                                                           1,045,620           1,012,500
                                                                                        ------------        ------------
                 HOTELS AND GAMING -- 1.4%
     800,000(d)  Hilton Group Finance Jersey
                   Ltd., Cv., 3.375%, 10/02/10 .................................           1,687,700           1,972,231
      10,000     Wynn Resorts Ltd., Sub. Deb
                   Cv., 6.000%, 07/15/15 (b) ...................................              10,160              24,050
                                                                                        ------------        ------------
                                                                                           1,697,860           1,996,281
                                                                                        ------------        ------------
                 MANUFACTURED HOUSING AND RECREATIONAL VEHICLES -- 0.1%
     100,000     Fleetwood Enterprises Inc., Cv.,
                   5.000%, 12/15/23 (b) ........................................             100,000             123,000
                                                                                        ------------        ------------
                 METALS AND MINING -- 0.8%
   1,000,000     Inco Ltd., Cv.,
                   Zero Coupon, 03/29/21 .......................................           1,004,769           1,151,250
                                                                                        ------------        ------------
                 REAL ESTATE -- 1.3%
                 Palm Harbor Homes Inc., Cv.,
   1,550,000       3.250%, 05/15/24 (b) ........................................           1,532,686           1,342,687
     550,000       3.250%, 05/15/24 ............................................             479,000             476,438
                                                                                        ------------        ------------
                                                                                           2,011,686           1,819,125
                                                                                        ------------        ------------
                 RETAIL -- 0.0%
      60,000     Costco Wholesale Corp.,
                   Sub. Deb. Cv., Zero
                   Coupon, 08/19/17 ............................................              47,247              67,725
                                                                                        ------------        ------------
                 TELECOMMUNICATIONS -- 0.0%
      80,000     AMNEX Inc., Sub.
                   Deb. Cv., 8.500%,
                   09/25/49 + (a)(b)(c)(e) .....................................              71,773                   0

                See accompanying notes to financial statements.

            THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2005

  PRINCIPAL                                                                                   MARKET
   AMOUNT                                                                  COST               VALUE
------------                                                          ------------         ------------
              CONVERTIBLE CORPORATE BONDS (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
$     50,000  Commonwealth Telephone
                Enterprises Inc., Cv.,
                3.250%, 07/15/23 ...............................      $     49,660         $     49,187
                                                                      ------------         ------------
                                                                           121,433               49,187
                                                                      ------------         ------------
              TRANSPORTATION -- 0.8%
              GATX Corp., Cv.,
     500,000    7.500%, 02/01/07 (b) ...........................           500,000              586,875
     500,000    7.500%, 02/01/07 ...............................           545,013              586,875
                                                                      ------------         ------------
                                                                         1,045,013            1,173,750
                                                                      ------------         ------------
              WIRELESS COMMUNICATIONS -- 1.0%
   1,500,000  Nextel Communications Inc., Cv.,
                5.250%, 01/15/10 ...............................         1,156,945            1,505,625
                                                                      ------------         ------------
              TOTAL CONVERTIBLE
                CORPORATE BONDS ................................        52,284,564           53,619,733
                                                                      ------------         ------------

    SHARES
------------
              CONVERTIBLE PREFERRED STOCKS -- 7.0%
              AEROSPACE -- 0.7%
       8,000  Northrop Grumman Corp.,
                7.000% Cv. Pfd., Ser. B ........................           932,160            1,017,360
                                                                      ------------         ------------
              AUTOMOTIVE -- 0.1%
       2,000  Ford Motor Co. Capital Trust II,
                6.500% Cv. Pfd. ................................            92,705               55,200
       2,000  General Motors Corp.,
                4.500% Cv. Pfd., Ser. A ........................            50,000               41,720
                                                                      ------------         ------------
                                                                           142,705               96,920
                                                                      ------------         ------------
              AVIATION: PARTS AND SERVICES -- 2.5%
      35,300  Sequa Corp.,
                $5.00 Cv. Pfd. .................................         2,720,235            3,671,200
                                                                      ------------         ------------
              BROADCASTING -- 0.7%
         100  Gray Television Inc.,
                8.000% Cv. Pfd.,
                Ser. C (a)(b)(c) ...............................         1,000,000            1,010,000
                                                                      ------------         ------------
              BUSINESS SERVICES -- 0.3%
      14,001  Interep National Radio
                Sales Inc., 4.000% Cv
                Pfd., Ser. A+ (a)(b)(c) ........................         1,347,184              490,035
      20,000  Key3Media Group Inc.,
                5.500% Cv. Pfd.,
                Ser. B+ (a)(e) .................................           500,000                  117
                                                                      ------------         ------------
                                                                         1,847,184              490,152
                                                                      ------------         ------------
              COMMUNICATIONS EQUIPMENT -- 0.5%
         800  Lucent Technologies Capital
                Trust I, 7.750% Cv. Pfd. .......................           556,750              780,000
                                                                      ------------         ------------
              ENERGY AND UTILITIES -- 0.8%
       6,000  AES Trust III,
                6.750% Cv. Pfd. ................................           229,530              266,400
         500  El Paso Corp.,
                4.990% Cv. Pfd. (b) ............................           479,192              551,145
         300  El Paso Corp. Capital Trust I,
                4.750% Cv. Pfd., Ser. C ........................            11,460                9,912
       4,000  FPL Group Inc.,
                8.000% Cv. Pfd., Ser. B ........................           247,419              247,880
                                                                      ------------         ------------
                                                                           967,601            1,075,337
                                                                      ------------         ------------

                                                                                               MARKET
   SHARES                                                                  COST                VALUE
------------                                                          ------------         ------------
              ENTERTAINMENT -- 0.7%
       2,000  Metromedia International
                Group Inc.,
                7.250% Cv. Pfd.+ ...............................      $     26,611         $     76,000
      41,000  Six Flags Inc.,
                7.250% Cv. Pfd., Ser. B ........................           759,445              947,920
                                                                      ------------         ------------
                                                                           786,056            1,023,920
                                                                      ------------         ------------
              TELECOMMUNICATIONS -- 0.4%
      15,000  Cincinnati Bell Inc.,
                6.750% Cv. Pfd., Ser. B ........................           427,662              570,750
                                                                      ------------         ------------
              TRANSPORTATION -- 0.3%
       2,500  GATX Corp.,
                $2.50 Cv. Pfd. .................................           360,275              457,500
                                                                      ------------         ------------
              TOTAL CONVERTIBLE
                PREFERRED STOCKS ...............................         9,740,628           10,193,139
                                                                      ------------         ------------
              COMMON STOCKS -- 36.8%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.3%
      17,000  Dana Corp. .......................................           170,714              122,060
      40,000  Genuine Parts Co. ................................         1,543,879            1,756,800
                                                                      ------------         ------------
                                                                         1,714,593            1,878,860
                                                                      ------------         ------------
              CABLE AND SATELLITE -- 1.6%
      21,100  Cablevision Systems
                Corp., Cl. A+ ..................................           503,532              495,217
       5,000  DIRECTV Group Inc.+ ..............................            89,457               70,600
      17,000  EchoStar Communications
                Corp., Cl. A+ ..................................           522,018              461,890
      31,000  Rogers Communications
                Inc., Cl. B ....................................           890,883            1,310,060
                                                                      ------------         ------------
                                                                         2,005,890            2,337,767
                                                                      ------------         ------------
              COMMUNICATIONS EQUIPMENT -- 0.7%
      50,000  Corning Inc.+ ....................................           664,205              983,000
                                                                      ------------         ------------
              COMPUTER HARDWARE -- 0.1%
       2,000  International Business
                Machines Corp. .................................           152,180              164,400
                                                                      ------------         ------------
              COMPUTER SOFTWARE AND SERVICES -- 2.9%
     400,000  Siebel Systems Inc. ..............................         4,202,000            4,232,000
                                                                      ------------         ------------
              CONSUMER PRODUCTS -- 0.3%
      10,000  Avon Products Inc. ...............................           297,039              285,500
      10,000  Swedish Match AB .................................           117,392              117,691
                                                                      ------------         ------------
                                                                           414,431              403,191
                                                                      ------------         ------------
              CONSUMER SERVICES -- 0.4%
      20,000  IAC/InterActiveCorp+ .............................           550,527              566,200
                                                                      ------------         ------------
              DIVERSIFIED INDUSTRIAL -- 0.4%
       6,000  General Electric Co. .............................           214,123              210,300
      39,000  WHX Corp.+ .......................................           622,064              395,850
                                                                      ------------         ------------
                                                                           836,187              606,150
                                                                      ------------         ------------
              ENERGY AND UTILITIES -- 7.9%
       4,000  Anadarko Petroleum Corp. .........................           271,991              379,000
      10,000  BP plc, ADR ......................................           665,900              642,200
       3,000  CH Energy Group Inc. .............................            83,900              137,700
      22,574  Chevron Corp. ....................................         1,392,413            1,281,526
      10,000  ConocoPhillips ...................................           624,500              581,800
       4,000  Cooper Cameron Corp.+ ............................           116,464              165,600

                See accompanying notes to financial statements.

            THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2005

                                                                                                  MARKET
   SHARES                                                                     COST                 VALUE
------------                                                             ------------          ------------
              COMMON STOCKS (CONTINUED)
              ENERGY AND UTILITIES (CONTINUED)
      22,000  Duke Energy Corp. .................................        $    420,754          $    603,900
      30,000  Exxon Mobil Corp. .................................           1,737,295             1,685,100
      30,448  FPL Group Inc. ....................................           1,198,313             1,265,419
      20,000  Great Plains Energy Inc. ..........................             598,719               559,200
       1,500  Murphy Oil Corp. ..................................              69,017                80,985
       4,000  National Fuel Gas Co. .............................             107,880               124,760
      40,000  Northeast Utilities ...............................             722,124               787,600
       5,000  Occidental Petroleum Corp. ........................             416,035               399,400
      10,000  Progress Energy Inc., CVO+ ........................               5,200                   725
      10,000  Public Service Enterprise
                Group Inc. ......................................             500,625               649,700
      20,000  Royal Dutch Shell plc,
                Cl. A, ADR ......................................           1,261,731             1,229,800
       8,000  SJW Corp. .........................................             242,666               364,000
      30,000  Xcel Energy Inc. ..................................             518,174               553,800
                                                                         ------------          ------------
                                                                           10,953,701            11,492,215
                                                                         ------------          ------------
              EQUIPMENT AND SUPPLIES -- 0.1%
       5,000  Mueller Industries Inc. ...........................             220,748               137,100
                                                                         ------------          ------------
              FINANCIAL SERVICES -- 5.5%
      30,000  Alliance Capital Management
                Holding LP ......................................           1,661,038             1,694,700
      40,000  American Express Co. ..............................           1,842,027             2,058,400
       4,000  American International
                Group Inc. ......................................             243,058               272,920
       8,000  Ameriprise Financial Inc. .........................             265,936               328,000
      57,000  Citigroup Inc. ....................................           2,636,155             2,766,210
      10,000  Hudson United Bancorp .............................             417,216               416,800
      20,000  MBNA Corp. ........................................             510,810               543,000
                                                                         ------------          ------------
                                                                            7,576,240             8,080,030
                                                                         ------------          ------------
              FOOD AND BEVERAGE -- 5.9%
      10,000  Cadbury Schweppes plc,
                ADR .............................................             344,243               382,900
      22,000  Coca-Cola Co. .....................................             969,160               886,820
      70,000  Dreyer's Grand Ice Cream
                Holdings Inc., Cl. A ............................           5,483,818             5,801,600
      18,000  General Mills Inc. ................................             891,148               887,760
       2,000  Groupe Danone, ADR ................................              40,000                42,080
     213,860  Parmalat SpA, GDR+ (b) ............................             917,160               520,279
       2,528  Pernod Ricard SA, ADR .............................             107,187               109,883
                                                                         ------------          ------------
                                                                            8,752,716             8,631,322
                                                                         ------------          ------------
              HEALTH CARE -- 4.1%
      10,000  Beverly Enterprises Inc.+ .........................             126,100               116,700
      12,000  Bristol-Myers Squibb Co. ..........................             319,665               275,760
      22,000  Eli Lilly & Co. ...................................           1,252,923             1,244,980
      30,000  IDX Systems Corp.+ ................................           1,304,715             1,317,600
      28,000  Merck & Co. Inc. ..................................             967,799               890,680
      79,000  Pfizer Inc. .......................................           2,332,697             1,842,280
      15,000  Schering-Plough Corp. .............................             236,353               312,750
                                                                         ------------          ------------
                                                                            6,540,252             6,000,750
                                                                         ------------          ------------
              HOTELS AND GAMING -- 2.0%
     100,000  Hilton Group plc ..................................             479,570               625,398
     200,000  La Quinta Corp.+ ..................................           2,195,750             2,228,000
                                                                         ------------          ------------
                                                                            2,675,320             2,853,398
                                                                         ------------          ------------
                                                                                                  MARKET
   SHARES                                                                     COST                 VALUE
------------                                                             ------------          ------------
              RETAIL -- 1.0%
      55,000  Albertson's Inc. ..................................        $  1,269,143          $  1,174,250
      15,000  Safeway Inc. ......................................             306,100               354,900
                                                                         ------------          ------------
                                                                            1,575,243             1,529,150
                                                                         ------------          ------------
              TELECOMMUNICATIONS -- 1.3%
      50,000  MCI Inc. ..........................................           1,195,710               986,500
      25,694  Philippine Long Distance
                Telephone Co., ADR ..............................             627,635               861,760
                                                                         ------------          ------------
                                                                            1,823,345             1,848,260
                                                                         ------------          ------------
              WIRELESS COMMUNICATIONS -- 1.3%
     100,000  Alamosa Holdings Inc.+ ............................           1,853,000             1,861,000
          49  Winstar Communications
                Inc.+ (a) .......................................                 437                     0
                                                                         ------------          ------------
                                                                            1,853,437             1,861,000
                                                                         ------------          ------------
              TOTAL COMMON
                STOCKS ..........................................          52,511,015            53,604,793
                                                                         ------------          ------------
              PREFERRED STOCKS -- 0.0%
              TELECOMMUNICATIONS -- 0.0%
       3,679  PTV Inc., 10.000% Pfd.,
                Ser. A+ .........................................                   0                 8,830
                                                                         ------------          ------------

  PRINCIPAL
   AMOUNT
------------
              CORPORATE BONDS -- 0.9%
              DIVERSIFIED INDUSTRIAL -- 0.9%
$  2,000,000  GP Strategies Corp.,
                Sub. Deb., 6.000%,
                08/14/08 (a)(c) .................................           1,620,735             1,335,908
                                                                         ------------          ------------
    SHARES
------------
              WARRANTS -- 0.7%
              BUSINESS SERVICES -- 0.0%
      87,500  Interep National Radio
                Sales Inc., expire
                05/06/07+ (a)(b)(c) .............................                   0                     0
                                                                         ------------          ------------
              CONSUMER PRODUCTS -- 0.0%
       4,331  Pillowtex Corp.,
                expire 11/24/09+ (a) ............................             120,955                     0
                                                                         ------------          ------------
              DIVERSIFIED INDUSTRIAL -- 0.7%
     262,431  GP Strategies Corp.,
                expire 08/14/08+ (a)(c) .........................             637,065               847,229
     379,703  National Patent
                Development Corp.,
                expire 08/14/08+ (a)(c) .........................                   0               148,394
      11,220  WHX Corp.,
                expire 02/28/08+ ................................              38,936                20,477
                                                                         ------------          ------------
                                                                              676,001             1,016,100
                                                                         ------------          ------------
              FOOD AND BEVERAGE -- 0.0%
       1,300  Parmalat SpA, GDR,
                expire 12/31/15 (b) .............................                   0                     0
                                                                         ------------          ------------
              TOTAL WARRANTS ....................................             796,956             1,016,100
                                                                         ------------          ------------

                See accompanying notes to financial statements.

            THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2005

  PRINCIPAL                                                                            MARKET
   AMOUNT                                                          COST                 VALUE
------------                                                  -------------         ------------
              U.S. GOVERNMENT OBLIGATIONS -- 17.8%
 $26,205,000  U.S. Treasury Bills,
                3.720% to 4.004%++,
                01/12/06 to 03/30/06 ......................   $  26,009,007         $ 26,005,401
                                                              -------------         ------------
TOTAL INVESTMENTS -- 100.0% ...............................   $ 142,962,905          145,783,904
                                                              =============

OTHER ASSETS AND LIABILITIES (NET) ........................                             (459,801)

PREFERRED STOCK
  (991,800 preferred shares outstanding) ..................                          (49,770,000)
                                                                                    ------------
NET ASSETS -- COMMON STOCK
  (12,014,956 common shares outstanding) ..................                         $ 95,554,103
                                                                                    ============
NET ASSET VALUE PER COMMON SHARE
  ($95,554,103 / 12,014,956 shares outstanding) ...........                                $7.95
                                                                                           =====

----------
(a) Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At December 31, 2005, the market value of fair valued securities amounted to $3,831,683 or 2.63% of total investments.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the market value of Rule 144A securities amounted to $5,718,146 or 3.92% of total investments. Except as noted in (c), these securities are liquid.

(c) At December 31, 2005, the Fund held restricted and illiquid securities amounting to $3,831,566 or 2.64% of net assets, which were valued under methods approved by the Board as follows:

ACQUISITION
  SHARES/                                                                                        12/31/05
 PRINCIPAL                                                ACQUISITION       ACQUISITION      CARRYING VALUE
  AMOUNT    ISSUER                                            DATE              COST             PER UNIT
 ---------  ------                                        -----------       -----------      --------------
    80,000  Amnex Inc.,
             8.500%, 09/25/49 .......................       09/15/97        $   71,773                  --
$2,000,000  GP Strategies Corp.
             6.000%, 08/14/08 .......................       08/14/03         1,362,935        $     0.6680
   262,431  GP Strategies Corp.
             Warrants expire 08/14/08 ...............       08/08/03           637,065              3.2284
       100  Gray Television Inc.,
             8.000% Cv. Pfd., Ser. C ................       04/22/02         1,000,000         10,100.0000
    14,001  Interep National Radio Sales Inc.,
             4.000% Cv. Pfd., Ser. A ................       05/03/02         1,347,184             35.0000
    87,500  Interep National Radio
             Sales Inc.Warrants
             expire 05/06/07 ........................       05/03/02                --                  --
   379,703  National Patent Development
             Corp. Warrants expire
             08/14/08 ...............................       11/24/04                --              0.3908

(d)   Principal amount denoted in British Pounds.

(e)   Security in default.

+     Non-income producing security.

++    Represents annualized yield at date of purchase.

ADR   American Depository Receipt

CVO   Contingent Value Obligation

GDR   Global Depository Receipt

                 See accompanying notes to financial statements.

            THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

ASSETS:
  Investments, at value (cost $142,962,905) .......................................        $ 145,783,904
  Deposit at broker ...............................................................              183,882
  Cash ............................................................................               13,964
  Dividends and interest receivable ...............................................              975,292
  Other assets ....................................................................                5,975
                                                                                           -------------
  TOTAL ASSETS ....................................................................          146,963,017
                                                                                           -------------
LIABILITIES:
  Payable for investments purchased ...............................................            1,059,000
  Payable for investment advisory fees ............................................              331,537
  Payable for shareholder communications expenses .................................               60,050
  Payable for legal and audit fees ................................................               57,250
  Dividends payable ...............................................................               33,086
  Payable for payroll expenses ....................................................               29,091
  Payable for shareholder services fees ...........................................                7,744
  Other accrued expenses ..........................................................               61,156
                                                                                           -------------
  TOTAL LIABILITIES ...............................................................            1,638,914
                                                                                           -------------
PREFERRED STOCK:
  Series B Cumulative Preferred Stock (6.00%,
    $25 liquidation value, $0.001 par value,
    1,995,000 shares authorized with 990,800
    shares issued and outstanding) ................................................           24,770,000
  Series C Cumulative Preferred Stock (Auction Rate,
    $25,000 liquidation value, $0.001 par value,
    5,000 shares authorized with 1,000 shares
    issued and outstanding) .......................................................           25,000,000
                                                                                           -------------
  TOTAL PREFERRED STOCK ...........................................................           49,770,000
                                                                                           -------------
  NET ASSETS ATTRIBUTABLE TO
    COMMON STOCK SHAREHOLDERS .....................................................        $  95,554,103
                                                                                           =============
NET ASSETS ATTRIBUTABLE TO COMMON STOCK
  SHAREHOLDERS CONSIST OF:
  Capital stock, at $0.001 par value ..............................................        $      12,015
  Additional paid-in capital ......................................................           93,510,441
  Accumulated distributions in excess of net
    investment income .............................................................             (181,771)
  Accumulated distributions in excess of net realized
    gain on investments, swap contracts, and foreign
    currency transactions .........................................................             (607,374)
  Net unrealized appreciation on investments ......................................            2,820,999
  Net unrealized depreciation on foreign
    currency translations .........................................................                 (207)
                                                                                           -------------
  TOTAL NET ASSETS ................................................................        $  95,554,103
                                                                                           =============
NET ASSET VALUE PER COMMON SHARE
  ($95,554,103 / 12,014,956 shares outstanding;
  998,000,000 shares authorized) ..................................................                $7.95
                                                                                                   =====

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $17,889) .....................................        $   2,197,870
  Interest ........................................................................            4,417,753
                                                                                           -------------
  TOTAL INVESTMENT INCOME .........................................................            6,615,623
                                                                                           -------------
EXPENSES:
  Investment advisory fees ........................................................            1,462,090
  Shareholder communications expenses .............................................              140,837
  Payroll expenses ................................................................               91,353
  Legal and audit fees ............................................................               67,300
  Directors' fees .................................................................               66,364
  Auction agent fees ..............................................................               62,400
  Shareholder services fees .......................................................               50,858
  Custodian fees ..................................................................               29,972
  Miscellaneous expenses ..........................................................              133,622
                                                                                           -------------
  TOTAL EXPENSES ..................................................................            2,104,796
                                                                                           -------------
  LESS:
    Advisory fee reduction ........................................................             (247,700)
    Custodian fee credits .........................................................               (4,250)
                                                                                           -------------
    TOTAL REDUCTIONS AND CREDITS ..................................................             (251,950)
                                                                                           -------------
  TOTAL NET EXPENSES ..............................................................            1,852,846
                                                                                           -------------
  NET INVESTMENT INCOME ...........................................................            4,762,777
                                                                                           -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS, SWAP CONTRACTS, SECURITIES
  SOLD SHORT, AND FOREIGN CURRENCY:
  Net realized gain on investments ................................................            3,094,127
  Net realized gain on swap contracts .............................................              623,338
  Net realized gain on short positions in securities ..............................              183,882
  Net realized gain on foreign currency transactions ..............................              163,609
                                                                                           -------------
  Net realized gain on investments, swap contracts,
    securities sold short, and foreign currency
    transactions ..................................................................            4,064,956
  Net change in unrealized appreciation/depreciation
    on investments, swap contracts, and
    foreign currency translations .................................................           (1,585,036)
                                                                                           -------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS, SWAP CONTRACTS, SECURITIES
    SOLD SHORT, AND FOREIGN CURRENCY ..............................................            2,479,920
                                                                                           -------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ...............................................................            7,242,697
                                                                                           -------------
  Total Distributions to Preferred Stock Shareholders .............................           (2,302,395)
                                                                                           -------------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO
    COMMON STOCK SHAREHOLDERS RESULTING
    FROM OPERATIONS ...............................................................        $   4,940,302
                                                                                           =============

                 See accompanying notes to financial statements.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

     STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

                                                                                                    YEAR ENDED         YEAR ENDED
                                                                                                DECEMBER 31, 2005  DECEMBER 31, 2004
                                                                                                -----------------  -----------------
OPERATIONS:
  Net investment income .....................................................................      $  4,762,777      $   4,383,059
  Net realized gain (loss) on investments, swap contracts, and foreign currency
    transactions ............................................................................         4,064,956           (977,009)
  Net change in unrealized appreciation/depreciation on investments, swap contracts,
    and foreign currency translations .......................................................        (1,585,036)           615,236
                                                                                                   ------------      -------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................................         7,242,697          4,021,286
                                                                                                   ------------      -------------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
  Net investment income .....................................................................        (1,701,396)        (1,864,559)
  Net realized short-term gains on investments, swap contracts, and foreign currency
    transactions ............................................................................          (146,093)                --
  Net realized long-term gains on investments, swap contracts, and foreign currency
    transactions ............................................................................          (454,906)                --
                                                                                                   ------------      -------------
  TOTAL DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS .......................................        (2,302,395)        (1,864,559)
                                                                                                   ------------      -------------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS
    RESULTING FROM OPERATIONS ...............................................................         4,940,302          2,156,727
                                                                                                   ------------      -------------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
  Net investment income .....................................................................        (2,958,577)        (2,086,763)
  Net realized short-term gains on investments, swap contracts, and foreign currency
    transactions ............................................................................        (1,500,753)                --
  Net realized long-term gains on investments, swap contracts, and foreign currency
    transactions ............................................................................        (1,869,629)                --
  Return of capital .........................................................................        (3,133,698)        (7,136,741)
                                                                                                   ------------      -------------
  TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS ..........................................        (9,462,657)        (9,223,504)
                                                                                                   ------------      -------------
CAPITAL SHARE TRANSACTIONS:
  Net increase in net assets from common shares issued upon reinvestment of dividends
    and distributions .......................................................................         2,649,555          2,830,783
  Net increase in net assets from repurchase of preferred shares ............................                --             12,828
  Offering costs for preferred shares charged to paid-in capital ............................            (5,068)            (3,000)
                                                                                                   ------------      -------------
  NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS ...................................         2,644,487          2,840,611
                                                                                                   ------------      -------------
  NET DECREASE IN NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS ......................        (1,877,868)        (4,226,166)
                                                                                                   ------------      -------------
NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS:
  Beginning of period .......................................................................        97,431,971        101,658,137
                                                                                                   ------------      -------------
  End of period .............................................................................      $ 95,554,103      $  97,431,971
                                                                                                   ============      =============

                 See accompanying notes to financial statements.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Convertible and Income Securities Fund Inc. (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose investment objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities. The Fund was incorporated in Maryland on December 19, 1988 as an open-end diversified management investment company and commenced investment operations on July 3, 1989 as The Gabelli Convertible Securities Fund, Inc. The Board of Directors (the "Board"), upon approval at a special meeting of shareholders held on February 17, 1995, voted to approve the conversion of the Fund to closed-end status, effective March 31, 1995.

      Effective August 1, 2002, the Fund changed its name to The Gabelli Convertible and Income Securities Fund Inc. Consistent with its new name, under normal market conditions, the Fund will invest at least 80% of its net assets in a combination of convertible securities and income producing securities (the "80% Policy"). The Fund expects to continue its practice of focusing on convertible securities to the extent attractive opportunities are available. The 80% Policy may be changed without shareholder approval. However, the Fund has adopted a policy to provide shareholders with notice at least 60 days prior to the implementation of any change in the 80% Policy.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

      Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

      Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

      REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2005, there were no open repurchase agreements.

      SWAP AGREEMENTS. The Fund may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Series C Preferred Stock. In an interest rate cap, the Fund would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction.There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments for the Series C Preferred Stock. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on the Series C Preferred Stock.

      The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

      Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. At December 31, 2005, there were no open swap agreements.

      FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund's investments. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

      There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statement of Assets and Liabilities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At December 31, 2005, there were no open futures contracts.

      FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At December 31, 2005, there were no open forward foreign exchange contracts.

      FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

      FOREIGN SECURITIES. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

      FOREIGN TAXES. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

      RESTRICTED AND ILLIQUID SECURITIES. The Fund is not subject to an independent limitation on the amount it may invest in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely salable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission ("SEC") may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.

      CUSTODIAN FEE CREDITS. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset shown as "custodian fee credits".

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to common shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from that determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, foreign currency transactions, timing differences, and differing characterizations of distributions made by the Fund. Distributions made in excess of current earnings and profits on a tax basis are treated as a non-taxable return of capital. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund and the calculation of net investment income per share in the Financial Highlights includes these adjustments. For the year ended December 31, 2005, reclassifications were made to increase accumulated distributions in excess of net investment income by $76,782 and to decrease accumulated distributions in excess of net realized gain on investments, swap contracts, and foreign currency transactions by $977,104 with an offsetting adjustment to paid-in capital.

      Distributions to shareholders of the Fund's 6.00% Series B Cumulative Preferred Stock and Series C Auction Rate Cumulative Preferred Stock ("Cumulative Preferred Stock") are recorded on a daily basis and are determined as described in Note 5.

      The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

                                                                          YEAR ENDED                    YEAR ENDED
                                                                      DECEMBER 31, 2005             DECEMBER 31, 2004
                                                                 -------------------------     -------------------------
                                                                   COMMON        PREFERRED       COMMON        PREFERRED
                                                                 ----------     ----------     ----------     ----------
            DISTRIBUTIONS PAID FROM:
            Ordinary income
             (inclusive of short-term capital gains) .......     $4,459,330     $1,847,489     $2,086,763     $1,864,559
            Net long-term capital gains ....................      1,869,629        454,906             --             --
            Non-taxable return of capital ..................      3,133,698             --      7,136,741             --
                                                                 ----------     ----------     ----------     ----------
            Total distributions paid .......................     $9,462,657     $2,302,395     $9,223,504     $1,864,559
                                                                 ==========     ==========     ==========     ==========

     During 2005, distributions were made from current earnings and profits that were in excess of required distributions and treated as ordinary income. The Fund utilized its capital loss carryforward of $900,322.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the Fund's policy to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

      As of December 31, 2005, the components of accumulated earnings/(losses) on a tax basis were as follows:

            Net unrealized appreciation on investments .......    $2,064,941
            Other* ...........................................       (33,294)
                                                                  ----------
            Total accumulated earnings .......................    $2,031,647
                                                                  ==========

----------
* Other is primarily due to dividends payable.

      Differences between amounts reported on a tax basis and those reported on a book basis are primarily due to timing of recognition of capital gains on investments held by the Fund.

      The following summarizes the tax cost of investments and foreign currency and the related unrealized appreciation/depreciation at December 31, 2005:

                                                                         GROSS               GROSS          NET UNREALIZED
                                                                      UNREALIZED          UNREALIZED         APPRECIATION
                                                     COST            APPRECIATION        DEPRECIATION       (DEPRECIATION)
                                                     ----            ------------        ------------       --------------
            Investments ................         $143,718,963         $8,749,007         $(6,684,066)         $2,064,941
                                                                      ==========         ===========          ==========

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund's average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio and oversees the administration of all aspects of the Fund's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the net asset value ("NAV") of the Common Shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of the Series C Auction Rate Cumulative Preferred Stock for the fiscal year.

      The Fund's total return on the NAV of the Common Shares is monitored on a monthly basis to assess whether the total return on the NAV of the Common Shares exceeds the stated dividend rate of each particular series of Cumulative Preferred Stock for the period. For the year ended December 31, 2005, the Fund's total return on the NAV of the Common Shares exceeded the stated dividend rate or corresponding swap rate of Series C Auction Rate Cumulative Preferred Stock. Thus management fees were accrued on these assets. The Fund's total return on the NAV of the common shares did not exceed the stated dividend rate or net swap expense of 6.00% Series B Cumulative Preferred Stock. Thus, management fees with respect to the liquidation value of those preferred stock assets were reduced by $247,700.

      During the year ended December 31, 2005, Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser, received $79,796 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

      The cost of calculating the Fund's NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2005, the Fund reimbursed the Adviser $45,000 in connection with the cost of computing the Fund's NAV, which is included in miscellaneous expenses in the Statement of Operations.

      The Fund is assuming its portion of the allocated cost of the Gabelli Funds' Chief Compliance Officer in the amount of $3,929 for the year ended December 31, 2005, which is included in payroll expenses in the Statement of Operations.

4. PORTFOLIO SECURITIES. Costs of purchases and proceeds from the sales of securities, other than short-term securities, for the year ended December 31, 2005 aggregated $85,240,766 and $35,761,338, respectively.

5. CAPITAL. The charter permits the Fund to issue one billion shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 500,000 common shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value of the shares. During the year ended December 31, 2005, the Fund did not repurchase any shares of common stock. All shares of common stock repurchased have been retired.

      Transactions in common stock were as follows:

                                                                         YEAR ENDED                     YEAR ENDED
                                                                     DECEMBER 31, 2005             DECEMBER 31, 2004
                                                                -------------------------     -------------------------
                                                                 SHARES          AMOUNT       SHARES           AMOUNT
                                                                -------        ----------     -------        ----------
Shares issued upon reinvestment of dividends
  and distributions ......................................      297,916        $2,649,555     295,393        $2,830,783
                                                                -------        ----------     -------        ----------
Net increase .............................................      297,916        $2,649,555     295,393        $2,830,783
                                                                =======        ==========     =======        ==========

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      The Fund's Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the 6% Series B and Series C Auction Rate Cumulative Preferred Stock at a redemption price of $25.00 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund's ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund's assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

      On March 18, 2003, the Fund received net proceeds of $23,994,241 (after underwriting discounts of $787,500 and offering expenses of $218,259) from the public offering of 1,000,000 shares of 6.00% Series B Cumulative Preferred Stock. Commencing March 19, 2008 and thereafter, the Fund, at its option, may redeem the 6.00% Series B Cumulative Preferred Stock in whole or in part at the redemption price. The Board has authorized the repurchase in the open market at prices less than the $25 liquidation value of the Cumulative Preferred Stock. During the year ended December 31, 2005, the Fund did not repurchase any shares of 6% Series B Cumulative Preferred Stock. At December 31, 2005, 990,800 shares of the 6% Series B Cumulative Preferred Stock were outstanding and accrued dividends amounted to $20,642.

      On March 18, 2003, the Fund received net proceeds of $24,531,741 (after underwriting discounts of $250,000 and offering expenses of $218,259) from the public offering of 1,000 shares of Series C Auction Rate Cumulative Preferred Stock. The dividend rate, as set by the auction process, which is generally held every 7 days, is expected to vary with short-term interest rates. The dividend rates of Series C Auction Rate Cumulative Preferred Stock ranged from 1.769% to 4.480% for the year ended December 31, 2005. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Series C Auction Rate Cumulative Preferred Stock shareholders may also trade shares in the secondary market. The Fund, at its option, may redeem the Series C Auction Rate Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the year ended December 31, 2005, the Fund did not redeem any shares of Series C Auction Rate Cumulative Preferred Stock. At December 31, 2005, 1,000 shares of the Series C Auction Rate Cumulative Preferred Stock were outstanding with an annualized dividend rate of 4.480% and accrued dividends amounted to $12,444.

      The holders of Cumulative Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Cumulative Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board of Directors. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund's outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities are required to approve certain other actions, including changes in the Fund's investment objectives or fundamental investment policies.

6. INDEMNIFICATIONS. The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. OTHER MATTERS. The Adviser and/or affiliates have received subpoenas from the Attorney General of the State of New York and the SEC requesting information on mutual fund trading practices involving certain funds managed by the Adviser. GAMCO Investors, Inc., the Adviser's parent company, is responding to these requests for documents and testimony. On a separate matter, in September 2005, the Adviser was informed by the staff of the SEC that the staff may recommend to the Commission that an administrative remedy and a monetary penalty be sought from the Adviser in connection with the actions of two of seven closed-end funds managed by the Adviser relating to Section 19(a) and Rule 19a-1 of the 1940 Act. These provisions require registered investment companies to provide written statements to shareholders when a dividend is made from a source other than net investment income. While the two closed-end funds sent annual statements and provided other materials containing this information, the funds did not send written statements to shareholders with each distribution in 2002 and 2003. The Adviser believes that all of the funds are now in compliance. The Adviser believes that these matters would have no effect on the Fund or any material adverse effect on the Adviser or its ability to manage the Fund.

            THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING
  THROUGHOUT EACH PERIOD:                                                                   YEAR ENDED DECEMBER 31,
                                                                     -------------------------------------------------------------
                                                                       2005            2004        2003        2002         2001
                                                                     --------       --------     --------    --------     --------
OPERATING PERFORMANCE:
  Net asset value, beginning of period ..........................    $   8.32       $   8.90     $   8.44    $   9.92     $  10.02
                                                                     --------       --------     --------    --------     --------
  Net investment income .........................................        0.40           0.34         0.31        0.49         0.68
  Net realized and unrealized gain (loss) on investments ........        0.20           0.01         1.19       (0.76)        0.32
                                                                     --------       --------     --------    --------     --------
  Total from investment operations ..............................        0.60           0.35         1.50       (0.27)        1.00
                                                                     --------       --------     --------    --------     --------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS: (e)
  Net investment income .........................................       (0.14)         (0.16)       (0.11)      (0.28)       (0.18)
  Net realized gain on investments ..............................       (0.05)            --        (0.03)         --        (0.12)
                                                                     --------       --------     --------    --------     --------
  Total distributions to preferred stock shareholders ...........       (0.19)         (0.16)       (0.14)      (0.28)       (0.30)
                                                                     --------       --------     --------    --------     --------
NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO COMMON
  STOCK SHAREHOLDERS RESULTING FROM OPERATIONS ..................        0.41           0.19         1.36       (0.55)        0.70
                                                                     --------       --------     --------    --------     --------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
  Net investment income .........................................       (0.25)         (0.18)       (0.17)      (0.27)       (0.48)
  Net realized gain on investments ..............................       (0.29)            --        (0.03)         --        (0.33)
  Paid-in capital ...............................................       (0.26)         (0.62)       (0.60)      (0.48)          --
                                                                     --------       --------     --------    --------     --------
  Total distributions to common stock shareholders ..............       (0.80)         (0.80)       (0.80)      (0.75)       (0.81)
                                                                     --------       --------     --------    --------     --------
CAPITAL SHARE TRANSACTIONS:
  Increase in net asset value from common share transactions ....        0.02           0.03         0.02        0.02         0.01
  Decrease in net asset value from shares issued in
    rights offering .............................................          --             --           --       (0.20)          --
  Increase in net asset value from repurchase of
    preferred shares ............................................          --           0.00(a)        --          --           --
  Offering costs for preferred shares charged to
    paid-in capital .............................................       (0.00)(a)       0.00(a)     (0.12)         --           --
                                                                     --------       --------     --------    --------     --------
  Total capital share transactions ..............................        0.02           0.03        (0.10)      (0.18)        0.01
                                                                     --------       --------     --------    --------     --------
  NET ASSET VALUE ATTRIBUTABLE TO COMMON STOCK
    SHAREHOLDERS, END OF PERIOD .................................    $   7.95       $   8.32     $   8.90    $   8.44     $   9.92
                                                                     ========       ========     ========    ========     ========
  Net asset value total return + ................................         4.4%           1.5%        14.5%       (7.0)%        7.0%
                                                                     ========       ========     ========    ========     ========
  Market value, end of period ...................................    $   8.83       $   9.24     $  10.54    $   8.55     $  10.90
                                                                     ========       ========     ========    ========     ========
  Total investment return ++ ....................................         4.5%          (4.8)%       33.9%      (14.2)%       29.1%
                                                                     ========       ========     ========    ========     ========
RATIOS AND SUPPLEMENTAL DATA:
  Net assets including liquidation value of preferred
    shares, end of period (in 000's) ............................    $145,324       $147,202     $151,658    $108,774     $110,074
  Net assets attributable to common shares,
    end of period (in 000's) ....................................    $ 95,554       $ 97,432     $101,658    $ 93,774     $ 80,074
  Ratio of net investment income to average
    net assets attributable to common stock .....................        4.93%          4.41%        3.47%       5.32%        6.58%
  Ratio of operating expenses to average net assets
    attributable to common stock net of fee reduction ...........        1.92%(d)       1.61%        1.93%       1.58%        1.46%
  Ratio of operating expenses to average net assets including
    liquidation value of preferred shares net of fee reduction ..        1.27%(d)       1.07%        1.37%       1.15%        1.07%
  Portfolio turnover rate .......................................          32%            57%          39%         56%          59%

                 See accompanying notes to financial statements.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)


SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING
  THROUGHOUT EACH PERIOD:                                                        YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
                                                                2005          2004          2003          2002          2001
                                                              -------       -------       -------       -------       -------
PREFERRED STOCK:
  8.00% CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ..........           --            --            --       $15,000       $30,000
  Total shares outstanding (in 000's) ..................           --            --            --           600         1,200
  Liquidation preference per share .....................           --            --            --       $ 25.00       $ 25.00
  Average market value (b) .............................           --            --            --       $ 25.83       $ 25.80
  Asset coverage per share .............................           --            --            --       $181.29       $ 91.73
  6.00% CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ..........      $24,770       $24,770       $25,000            --            --
  Total shares outstanding (in 000's) ..................          991           991         1,000            --            --
  Liquidation preference per share .....................      $ 25.00       $ 25.00       $ 25.00            --            --
  Average market value (b) .............................      $ 25.14       $ 24.90       $ 25.33            --            --
  Asset coverage per share .............................      $ 73.00       $ 73.93       $ 75.83            --            --
  AUCTION RATE CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ..........      $25,000       $25,000       $25,000            --            --
  Total shares outstanding (in 000's) ..................            1             1             1            --            --
  Liquidation preference per share .....................      $25,000       $25,000       $25,000            --            --
  Average market value (b) .............................      $25,000       $25,000       $25,000            --            --
  Asset coverage per share .............................      $72,998       $73,941       $75,829            --            --
  ASSET COVERAGE (c) ...................................          292%          296%          303%          725%          367%

----------
+ Based on net asset value per share, adjusted for reinvestment of distributions, at prices dependent upon the relationship of the net asset value per share and the market value per share on the ex-dividend dates, including the effect of shares issued pursuant to 2002 rights offering, assuming full subscription by shareholder.

++    Based  on  market   value  per  share,   adjusted  for   reinvestment   of
      distributions including the effect of shares issued pursuant to 2002 rights offering, assuming full subscription by shareholder.

(a)   Amount represents less than $0.005 per share.

(b)   Based on weekly prices.

(c)   Asset coverage is calculated by combining all series of preferred stock.

(d) For the year ended December 31, 2005, the effect of the custodian fee credits was minimal.

(e) Calculated based upon average common shares outstanding on the record dates throughout the year.

                 See accompanying notes to financial statements.

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The Gabelli Convertible and Income Securities Fund Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Convertible and Income Securities Fund Inc. (hereafter referred to as the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 28, 2006

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                    ADDITIONAL FUND INFORMATION (UNAUDITED)

      The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about The Gabelli Convertible and Income Securities Fund Inc. Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Convertible and Income Securities Fund Inc. at One Corporate Center, Rye, NY 10580-1422.

                              TERM OF        NUMBER OF
                            OFFICE AND     FUNDS IN FUND
NAME, POSITION(S)            LENGTH OF        COMPLEX
    ADDRESS 1                  TIME         OVERSEEN BY         PRINCIPAL OCCUPATION(S)                      OTHER DIRECTORSHIPS
    AND AGE                  SERVED 2        DIRECTOR           DURING PAST FIVE YEARS                        HELD BY DIRECTOR(5)
-----------------           ----------     -------------        ----------------------                       --------------------
INTERESTED DIRECTORS 3 :
MARIO J. GABELLI           Since 1989**         24         Chairman of the Board and Chief Executive        Director of Morgan Group
Director and                                               Officer of GAMCO Investors, Inc. and             Holdings, Inc. (holding
Chief Investment Officer                                   Chief Investment Officer - Value Portfolios of   company)
Age: 63                                                    Gabelli Funds, LLC and GAMCO Asset
                                                           Management Inc.; Chairman and Chief Executive
                                                           Officer of Lynch Interactive Corporation
                                                           (multimedia and services)

NON-INTERESTED DIRECTORS:
E. VAL CERUTTI              Since 1989*          7         Chief Executive Officer of Cerutti               Director of Lynch
Director                                                   Consultants, Inc.; Former President              Corporation (diversified
Age: 66                                                    and Chief Operating Officer of Stella            manufacturing)
                                                           D'oro Biscuit Company; Adviser,
                                                           Iona College School of Business

ANTHONY J. COLAVITA 4      Since 1989***        34         Partner in the law firm of                           --
Director                                                   Anthony J. Colavita, P.C.
Age: 70

DUGALD A. FLETCHER         Since 1989*           2         President, Fletcher & Company, Inc.;             Director of Harris and
Director                                                   Former Director and Chairman and                 Harris Group, Inc.
Age: 76                                                    Chief Executive Officer of Binnings              (venture capital)
                                                           Building Products, Inc.

ANTHONY R. PUSTORINO       Since 1989*          14         Certified Public Accountant; Professor           Director of Lynch
Director                                                   Emeritus, Pace University                        Corporation (diversified
Age: 80                                                                                                     manufacturing)

WERNER J. ROEDER, MD 4     Since 2001**         23         Medical Director of Lawrence                         --
Director                                                   Hospital, practicing private
Age: 65                                                    physician

ANTHONIE C. VAN EKRIS      Since 1992***        18         Chairman of BALMAC International, Inc.               --
Director                                                   (commodities and futures trading)
Age: 71

SALVATORE J. ZIZZA         Since 1991***        25         Chairman, Hallmark Electrical Supplies Corp.     Director of Hollis-Eden
Director                                                                                                    Pharmaceuticals
Age: 60                                                                                                     (biotechnology) and Earl
                                                                                                            Scheib, Inc. (automotive
                                                                                                            services)

            THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
              ADDITIONAL FUND INFORMATION (UNAUDITED) (CONTINUED)

                                       TERM OF
                                      OFFICE AND
NAME, POSITION(S)                     LENGTH OF
    ADDRESS 1                            TIME                          PRINCIPAL OCCUPATION(S)
    AND AGE                           SERVED 2                         DURING PAST FIVE YEARS
----------------                      ----------                       -----------------------
OFFICERS:
BRUCE N. ALPERT                       Since 2003               Executive Vice President and Chief Operating Officer
President and Treasurer                                        of Gabelli Funds, LLC since 1988 and an officer of
Age: 54                                                        all of the registered investment companies in the
                                                               Gabelli Funds complex. Director and President of
                                                               Gabelli Advisers, Inc. since 1998.

LAURISSA M. MARTIRE                   Since 2004               Vice President of The Gabelli Convertible and Income
Vice President                                                 Securities Fund Inc. since 2004. Assistant Vice President
Age: 29                                                        of GAMCO Investors, Inc. since 2003. Prior to 2003,
                                                               Sales Assistant for GAMCO Investors, Inc.

JAMES E. MCKEE                        Since 1995               Vice President, General Counsel and Secretary of
Secretary                                                      GAMCO Investors, Inc. since 1999 and GAMCO
Age: 42                                                        Asset Management Inc. since 1993; Secretary of all
                                                               of the registered investment companies in the
                                                               Gabelli Funds complex.

PETER D. GOLDSTEIN                    Since 2004               Director of Regulatory Affairs at GAMCO Investors, Inc.
Chief Compliance Officer                                       since 2004; Chief Compliance Officer of all of the registered
Age: 52                                                        investment companies in the Gabelli Funds complex;
                                                               Vice President of Goldman Sachs Asset Management
                                                               from 2000 through 2004.

---------------------------

1     Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

2 The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

        * - Term expires at the Fund's 2006 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

       ** - Term expires at the Fund's 2007 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

      *** - Term expires at the Fund's 2008 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

      Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3 "Interested person" of the Fund as defined in the Investment Company Act of 1940. Mr. Gabelli is considered an "interested person" because of his affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser. Effective November 16, 2005, Mr. Karl Otto Pohl resigned from the Board of Directors and now serves as Director Emeritus.

4     Represents holders of the Fund's Preferred Stock.

5 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

CERTIFICATIONS

      The Fund's Chief Executive Officer has certified to the New York Stock Exchange that, as of June 6, 2005, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the Securities and Exchange Commission on Form N-CSR which contains certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by Rule 30a-2(a) under the Investment Company Act.

            THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                       INCOME TAX INFORMATION (UNAUDITED)
                               DECEMBER 31, 2005

CASH DIVIDENDS AND DISTRIBUTIONS

                                          TOTAL AMOUNT          ORDINARY         LONG-TERM                          DIVIDEND
          PAYABLE            RECORD           PAID              INVESTMENT         CAPITAL          RETURN OF    REINVESTMENT
           DATE               DATE        PER SHARE (a)         INCOME (a)        GAIN (a)         CAPITAL (c)       PRICE
          -------           --------      -------------         ----------        --------         -----------   ------------
COMMON SHARES
         03/24/05           03/16/05        $0.20000             $0.08830         $0.05161          $0.06009       $8.80650
         06/24/05           06/16/05         0.20000              0.08830          0.05161           0.06009        9.02500
         09/26/05           09/16/05         0.20000              0.08830          0.05161           0.06009        9.39550
         12/23/05           12/15/05         0.20000              0.08830          0.05161           0.06009        8.40750
                                            --------             --------         --------          --------
    Total Common Stock                      $0.80000             $0.35320         $0.20644          $0.24036

6.00% PREFERRED SHARES
         03/28/05           03/18/05        $0.37500             $0.23666         $0.13833
         06/27/05           06/20/05         0.37500              0.23666          0.13833
         09/26/05           09/19/05         0.37500              0.23667          0.13834
         12/27/05           12/19/05         0.37500              0.23667          0.13834
                                            --------             --------         --------
   Total Preferred Stock                    $1.50000             $0.94666         $0.55334

AUCTION RATE PREFERRED SHARES

Auction Rate Preferred Shares pay dividends weekly based on a rate set at auction, usually held every seven days. The percentage of 2005 distributions derived from long-term capital gains for the Auction Rate Preferred Shares was 36.89%.

      A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in your 2005 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains.

RETURN OF CAPITAL

      The amount received as a non-taxable (return of capital) distribution should be applied to reduce the tax cost of shares. There was a $0.24036 per share return of capital in 2005 on common shares. The amount of the distribution treated as a return of capital is reported in box 3 of Form 1099-DIV.

CORPORATE DIVIDENDS RECEIVED DEDUCTION, QUALIFIED DIVIDEND INCOME AND U.S. GOVERNMENT SECURITIES INCOME

      The Fund paid to common and 6.00% Series B preferred shareholders ordinary income dividends of $0.35320 and $0.94666 per share, respectively, in 2005. The Fund paid weekly distributions to Series C Auction Rate Preferred shareholders at varying rates throughout the year, including an ordinary income dividend totalling $524.29610 per share in 2005. For the fiscal year ended December 31, 2005, 43.36% of the ordinary dividend qualified for the dividend received deduction available to corporations, and 45.16% of the ordinary income distribution was qualified dividend income. The percentage of ordinary income dividends paid by the Fund during 2005 derived from U.S. Treasury Securities was 5.29%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government Securities. The Fund did not meet this strict requirement in 2005. The percentage of U.S. Treasury Securities held as of December 31, 2005 was 17.80%.

                         HISTORICAL DISTRIBUTION SUMMARY

                                                SHORT-TERM     LONG-TERM                                            ADJUSTMENT
                                   INVESTMENT     CAPITAL       CAPITAL       RETURN OF           TOTAL                  TO
                                   INCOME (b)    GAINS (b)       GAINS       CAPITAL (c)     DISTRIBUTIONS (a)     COST BASIS (d)
                                   ----------    ---------       -----       -----------     -----------------     --------------
COMMON STOCK
2005 ...........................   $ 0.29540    $ 0.05780     $  0.20644      $0.24036         $  0.80000            $0.24036
2004 ...........................     0.18800           --             --       0.61200            0.80000             0.61200
2003 ...........................     0.18800           --        0.05160       0.56040            0.80000             0.56040
2002 ...........................     0.27170           --             --       0.47830            0.75000             0.47830
2001 ...........................     0.47550      0.06950        0.26500           .--            0.81000                  --
2000 ...........................     0.56610      0.32670        0.40720           .--            1.30000                 .--
1999 ...........................     0.38990      0.44590        0.19420           .--            1.03000                 .--
1998 ...........................     0.38660      0.24130        0.29210           .--            0.92000                 .--
1997 ...........................     0.39690      0.22850        0.33460           .--            0.96000                 .--
1996 ...........................     0.49000      0.14160        0.10340           .--            0.73500                 .--
1995 ...........................     0.55740      0.20410        0.35950       0.02900            1.15000             0.02900
1994 ...........................     0.57300      0.11500        0.21200           .--            0.90000                 .--
1993 ...........................     0.56100      0.20000        0.66400           .--            1.42500                 .--
1992 ...........................     0.65400      0.09000        0.13200           .--            0.87600                 .--
1991 ...........................     0.70600      0.11200        0.04700           .--            0.86500                 .--
1990 ...........................     0.69000          .--            .--           .--            0.69000                 .--
1989 ...........................     0.11500          .--            .--           .--            0.11500                 .--

6% PREFERRED STOCK
2005 ...........................   $ 0.79175    $ 0.15491     $  0.55334      $     --         $  1.50000            $     --
2004 ...........................     1.50000           --             --            --            1.50000                  --
2003 ...........................     0.90900           --        0.24930            --            1.15830                  --

AUCTION RATE PREFERRED SHARES
2005 ...........................   $438.5016    $85.79450     $306.46390      $     --         $830.76000            $     --
2004 ...........................    375.0800           --             --            --          375.08000                  --
2003 ...........................    187.3200           --       51.34000            --          238.66000                  --

----------
(a)   Total amounts may differ due to rounding.

(b)   Taxable as ordinary income for Federal tax purposes.

(c)   Non-taxable.

(d)   Decrease in cost basis.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

      It is the policy of The Gabelli Convertible and Income Securities Fund Inc. ("Fund") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Fund to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. ("Computershare") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

             The Gabelli Convertible and Income Securities Fund Inc.
                                c/o Computershare
                                 P.O. Box 43010
                            Providence, RI 02940-3010

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan, or requesting a copy of the terms of the plan may contact Computershare at (800) 336-6983.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund's common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund's common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940-3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

      SHAREHOLDERS WISHING TO LIQUIDATE SHARES HELD AT COMPUTERSHARE, must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      For  more  information   regarding  the  Dividend  Reinvestment  Plan  and
Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

      The Fund reserves the right to amend or terminate the Plans as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days' written notice to participants in the Plan.

            ----------------------------------------------------------
            The Annual Meeting of The Gabelli Convertible and Income Securities Fund Inc.'s stockholders will be held at 8:30 A.M. on Monday, May 15, 2006 at the Greenwich Library in Greenwich, Connecticut.
            ----------------------------------------------------------

--------------------------------------------------------------------------------

            THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND, INC.
                            AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli Convertible and Income Securities Fund Inc. (the "Fund") is a closed-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

When you purchase shares of the Trust on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o     INFORMATION   ABOUT  YOUR   TRANSACTIONS   WITH  US.  This  would  include
      information about the shares that you buy or sell, it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

--------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS
             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

DIRECTORS

Mario J. Gabelli, CFA
   CHAIRMAN & CHIEF EXECUTIVE OFFICER,
   GAMCO INVESTORS, INC.

E. Val Cerutti
   CHIEF EXECUTIVE OFFICER,
   CERUTTI CONSULTANTS, INC.

Anthony J. Colavita
   ATTORNEY-AT-LAW,
   ANTHONY J. COLAVITA, P.C.

Dugald A. Fletcher
   PRESIDENT, FLETCHER & COMPANY, INC.

Anthony R. Pustorino
   CERTIFIED PUBLIC ACCOUNTANT,
   PROFESSOR EMERITUS, PACE UNIVERSITY

Werner J. Roeder, MD
   MEDICAL DIRECTOR,
   LAWRENCE HOSPITAL

Anthonie C. van Ekris
   CHAIRMAN, BALMAC INTERNATIONAL, INC.

Salvatore J. Zizza
   CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.

OFFICERS

Bruce N. Alpert
   PRESIDENT & TREASURER

Peter D. Goldstein
   CHIEF COMPLIANCE OFFICER

Laurissa M. Martire
   VICE PRESIDENT & OMBUDSMAN

James E. McKee
   SECRETARY

A. Hartswell Woodson, III
   ASSOCIATE PORTFOLIO MANAGER

INVESTMENT ADVISER

Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

CUSTODIAN

State Street Bank and Trust Company

COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

STOCK EXCHANGE LISTING

                                  Common        6.00% Preferred
                                  ------        ---------------
NYSE-Symbol:                        GCV             GCV PrB
Shares Outstanding:             12,014,956          990,800

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Convertible Securities Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Convertible Securities Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5070.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Convertible and Income Securities Fund may from time to time purchase shares of its common stock in the open market when The Convertible and Income Securities Fund shares are trading at a discount of 10% or more from the net asset value of the shares. The Convertible and Income Securities Fund may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

                                   [GRAPHIC]

             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                   ONE CORPORATE CENTER, RYE, NY 10580-1422

                      PHONE: 800-GABELLI (800-422-3554)
                 FAX: 914-921-5118 INTERNET: WWW.GABELLI.COM
                        E-MAIL: CLOSEDEND@GABELLI.COM                GCV AR 2005

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $41,315 in 2005 and $39,017 in 2004.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $7,700 in 2005 and $7,700 in 2004.

          Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,880 in 2005 and $2,550 in 2004.

          Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2005 and $0 in 2004.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent auditors' engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Gabelli and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

  (e)(2)  The percentage of services described in each of paragraphs (b) through
          (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100%

                           (c) 100%

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2005 and $0 in 2004.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Anthony R. Pustorino and Salvatore J. Zizza.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS

     Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

     These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Gabelli Advisers, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.   PROXY VOTING COMMITTEE

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by GAMCO Investors, Inc. in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

     Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

     In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

     All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting
Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

     A.   CONFLICTS OF INTEREST.

                    The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

          In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

     A.   OPERATION OF PROXY VOTING COMMITTEE.

          For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. IF THE DIRECTOR OF PROXY VOTING SERVICES or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

     Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

     Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

     If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.  SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

     If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III. CLIENT RETENTION OF VOTING RIGHTS

     If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

     - Operations
     - Legal Department
     - Proxy Department
     - Investment professional assigned to the account

     In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.  VOTING RECORDS

     The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers' staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

     If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

     A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

          [Adviser name]
          Attn: Proxy Voting Department
          One Corporate Center
          Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.   VOTING PROCEDURES

1. Custodian banks, outside brokerage firms and Wexford Clearing Services Corporation are responsible for forwarding proxies directly to GAMCO.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms (VAFs) - Issued by ADP. VAFs must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.

o    Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:
         Security Name and Cusip Number
         Date and Type of Meeting (Annual, Special, Contest)
         Client Name
         Adviser or Fund Account Number
         Directors' Recommendation
         How GAMCO voted for the client on each issue
         The rationale for the vote when it appropriate

Records  prior to the  institution  of the PROXY EDGE system  include:
         Security name
         Type of Meeting (Annual, Special, Contest)
         Date of Meeting
         Name of Custodian
         Name of Client
         Custodian  Account  Number
         Adviser  or Fund Account Number
         Directors' recommendation
         How the Adviser voted for the client on each issue
         Date the proxy statement was received and by whom Name of person posting the vote
         Date and method by which the vote was cast

o From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

o VAFs can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form.

o When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9.   Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o    Banks and brokerage firms using the services at ADP:

     The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

o    Banks and brokerage firms issuing proxies directly:

     The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

o    A  limited   Power  of  Attorney   appointing   the   attendee  an  Adviser
     representative.
o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).
o A sample ERISA and Individual contract. o A sample of the annual authorization to vote proxies form.
o    A copy of our most recent Schedule 13D filing (if applicable).

                                   APPENDIX A

                                PROXY GUIDELINES







                  ===========================================

                             PROXY VOTING GUIDELINES

                  ===========================================

                            GENERAL POLICY STATEMENT

It is the policy of GAMCO INVESTORS, INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither FOR nor AGAINST management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

                               BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

o    Historical responsiveness to shareholders
         This may include such areas as:
         -Paying greenmail
         -Failure to adopt shareholder resolutions receiving a
          majority of shareholder votes
o    Qualifications
o    Nominating committee in place
o    Number of outside directors on the board
o    Attendance at meetings
o    Overall performance

                              SELECTION OF AUDITORS

In general, we support the Board of Directors' recommendation for audit

                           BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

                                CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

                        INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

o    Future use of additional shares
         -Stock split
         -Stock option or other executive  compensation  plan
         -Finance growth of company/strengthen  balance sheet
         -Aid in restructuring
         -Improve credit rating
         -Implement a poison pill or other takeover defense
o Amount of stock currently authorized but not yet issued or reserved for stock option plans
o    Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

                               CONFIDENTIAL BALLOT

We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

                                CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

                     DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

                            EQUAL ACCESS TO THE PROXY

The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

                              FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

                                GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

NOTE: CONGRESS HAS IMPOSED A TAX ON ANY PARACHUTE THAT IS MORE THAN THREE TIMES THE EXECUTIVE'S AVERAGE ANNUAL COMPENSATION.

                            ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

               LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

                CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

                   MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

                                 MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

                                NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

                       OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

o    State of Incorporation
o    Management history of responsiveness to shareholders
o    Other mitigating factors

                                   POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

                                 REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

                               STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

o    Dilution of voting power or earnings per share by more than 10%
o    Kind of stock to be awarded, to whom, when and how much
o    Method of payment
o Amount of stock already authorized but not yet issued under existing stock option plans

                         SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.

               LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGER
-----------------

Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of The Gabelli Convertible and Income Securities Fund Inc., (the
Fund). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer -Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.

MANAGEMENT OF OTHER ACCOUNTS
----------------------------

The table below shows the number of other accounts managed by Mario J. Gabelli and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

                                                                                       # of Accounts
                                                                                        Managed with     Total Assets with
                                                        Total                           Advisory Fee        Advisory Fee
     Name of Portfolio                              # of Accounts                         Based on           Based on
         Manager              Type of Accounts         Managed        Total Assets       Performance        Performance
         --------             ----------------         -------        ------------       -----------        -----------
1.  Mario J. Gabelli     Registered Investment            24             $12.9B*             5               $4.6B
                         Companies:
                         Other Pooled Investment          20             $946.M*             19             $704.6M
                         Vehicles:
                         Other Accounts:                1,882             $10.0B             5                 $1.3B

* Represents the portion of assets for which the portfolio manager has primary responsibility in the accounts indicated. The accounts indicated may contain additional assets under the primary responsibility of other portfolio managers.

POTENTIAL CONFLICTS OF INTEREST
-------------------------------

As reflected above, Mr. Gabelli manages accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, Mr. Gabelli manages multiple accounts. As a result, he will not be able to devote all of his time to management of the Fund. Mr. Gabelli, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, Mr. Gabelli manages managed accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event Mr. Gabelli determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli's position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, Mr. Gabelli may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to Mr. Gabelli differ among the accounts that he manages. If the structure of the Adviser's management fee or the Portfolio Manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager's performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if Mr. Gabelli manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. Mr. Gabelli could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI
-------------------------------------------

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to this Fund. Five closed-end registered investment companies (including this Fund) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

OWNERSHIP OF SHARES IN THE FUND
-------------------------------

Mario Gabelli owned 1,335,132.61 shares of the Fund as of December 31, 2005.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                    REGISTRANT PURCHASES OF EQUITY SECURITIES

                                       REGISTRANT PURCHASES OF EQUITY SECURITIES
=============================================================================================================================
                                                               (C) TOTAL NUMBER OF         (D) MAXIMUM NUMBER (OR
                                                                 SHARES (OR UNITS)        APPROXIMATE DOLLAR VALUE) OF
             (A) TOTAL  NUMBER OF                               PURCHASED AS PART OF     SHARES (OR UNITS) THAT MAY YET
              SHARES  (OR UNITS)   (B) AVERAGE PRICE PAID     PUBLICLY ANNOUNCED PLANS    BE PURCHASED UNDER THE PLANS
   PERIOD         PURCHASED         PER SHARE (OR UNIT)           OR PROGRAMS                   OR PROGRAMS
=============================================================================================================================
=============================================================================================================================
Month #1     Common - N/A              Common - N/A               Common - N/A               Common - 11,866,695
07/01/05
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 990,800
07/31/05
=============================================================================================================================
=============================================================================================================================
Month #2     Common - N/A              Common - N/A               Common - N/A               Common - 11,866,695
08/01/05
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 990,800
08/31/05
=============================================================================================================================
=============================================================================================================================
Month #3     Common - N/A              Common - N/A               Common - N/A               Common - 11,936,552
09/01/05
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 990,800
09/30/05
=============================================================================================================================
=============================================================================================================================
Month #4     Common - N/A              Common - N/A               Common - N/A               Common - 11,936,552
10/01/05
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 990,800
10/31/05
=============================================================================================================================
=============================================================================================================================
Month #5     Common - N/A              Common - N/A               Common - N/A               Common - 11,936,552
11/01/05
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 990,800
11/30/05
=============================================================================================================================
=============================================================================================================================
Month #6     Common - N/A              Common - N/A               Common - N/A               Common - 12,014,956
12/01/05
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 990,800
12/31/05
=============================================================================================================================
=============================================================================================================================
Total        Common - N/A              Common - N/A               Common - N/A               N/A

             Preferred  Series B - N/A Preferred Series B - N/A   Preferred Series B - N/A
=============================================================================================================================

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced - The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund's quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b. The dollar amount (or share or unit amount) approved - Any or all common shares outstanding may be repurchased when the Fund's common shares are trading at a discount of 10% or more from the net asset value of the shares.

          Any or all preferred shares outstanding may be repurchased when the Fund's preferred shares are trading at a discount to the liquidation value of $25.00.

c. The expiration date (if any) of each plan or program - The Fund's repurchase plans are ongoing.

d. Each plan or program that has expired during the period covered by the table - The Fund's repurchase plans are ongoing.

e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund's repurchase plans are ongoing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications  pursuant  to  Rule  30a-2(a)  under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications  pursuant  to Rule  30a-2(b)  under the  1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Gabelli Convertible and Income Securities Fund Inc.
             -------------------------------------------------------------------

By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date     March 10, 2006
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer & Principal Financial Officer


Date     March 10, 2006
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.